UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2011

AVISTA CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 509-489-0500

Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Avista Corporation (Avista Corp. or the Company) was held on May 12, 2011. Six proposals were submitted to shareholders as disclosed in Avista Corp.’s Definitive Proxy Statement filed on March 31, 2011 and were approved by shareholders at the meeting. There were 57,482,848 shares of common stock issued and outstanding as of March 11, 2011, the proxy record date, with 51,824,631 shares represented at said meeting. The proposals and the results of the voting are as follows:

Proposal 1: Election of one director, Marc F. Racicot, for a term expiring in 2014.

For	Against	Abstain	Broker Non-votes
43,876,500	1,472,572	166,125	6,309,434

Mr. Racicot was elected for a term expiring in 2014 as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the election. However, since the proposal (Proposal 3) that provides for the annual election of directors was approved, Mr. Racicot’s term will expire as of the date of the 2012 Annual Meeting of Shareholders. The terms of directors Erik J. Anderson, Kristianne Blake, John F. Kelly, Rebecca A. Klein, Scott L. Morris, Michael L. Noël, Heidi B. Stanley and R. John Taylor continued and will also expire as of the date of the 2012 Annual Meeting of Shareholders.

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

For	Against	Abstain	Broker Non-votes
50,954,807	684,038	185,786	N/A

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.”

Proposal 3: Amendment of the Company’s Restated Articles of Incorporation and Bylaws to provide for the annual election of the Board of Directors.

For	Against	Abstain	Broker Non-votes
50,777,574	780,671	266,386	N/A

This proposal was approved as it received the affirmative vote of the holders of 80 percent of the issued and outstanding shares of Avista Corp. common stock.

Proposal 4: Advisory (non-binding) vote on executive compensation.

For	Against	Abstain	Broker Non-votes
42,663,308	2,212,457	639,432	6,309,434

This advisory (non-binding) resolution was approved as the number of votes cast “for” exceeded the number of votes “against.” Abstentions and broker non-votes had no effect on the outcome.

Proposal 5: Advisory (non-binding) vote on the frequency of an advisory vote on executive compensation.

1 year	2 years	3 years	Abstain	Broker Non-votes
38,002,800	313,055	6,598,988	600,354	6,309,434

This advisory (non-binding) resolution was approved as a frequency of every year. Abstentions and broker non-votes had no effect on the outcome.

Proposal 6: Consideration of a shareholder proposal to request the Board of Directors to take the steps necessary so that each shareholder voting requirement in the Articles of Incorporation and Bylaws that calls for a greater than a simple majority vote be changed to a majority of votes cast “for” or “against” the proposal in compliance with the applicable laws.

For	Against	Abstain	Broker Non-votes
29,670,962	14,734,803	1,109,432	6,309,434

This proposal was approved as the number of votes cast “for” exceeded the number of votes “against.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date: May 17, 2011	/s/ Marian M. Durkin
Marian M. Durkin
Senior Vice President, General Counsel
and Chief Compliance Officer